UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 22, 2014

Park Sterling Corporation

(Exact name of registrant as specified in its charter)

North Carolina	001-35032	27-4107242
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

1043 E. Morehead Street, Suite 201, Charlotte, NC	28204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 716-2134

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 22, 2014, at the Annual Meeting of Shareholders of Park Sterling Corporation (the “Company”), the shareholders of the Company approved the Park Sterling Corporation 2014 Long-Term Incentive Plan (the “2014 LTIP”). The 2014 LTIP was approved, subject to shareholder approval, by the Board of Directors of the Company on March 26, 2014, effective as of the date of shareholder approval. The 2014 LTIP provides for the grant of a variety of awards, including incentive and non-qualified stock options, other stock-based awards such as restricted stock, and cash performance awards, to eligible participants, including the Company’s executive officers and directors. A total of 1,000,000 shares of the Company’s common stock have been reserved for issuance pursuant to awards to be granted under the 2014 LTIP, subject to the anti-dilution provisions of the 2014 LTIP. In addition, shares of common stock that were subject to awards outstanding under the Company’s 2010 Long-Term Incentive Plan (the “2010 LTIP”) as of March 26, 2014 that expire, are forfeited or otherwise terminate unexercised will be available for the grant of new awards under the 2014 LTIP. In the event any award granted under the 2014 LTIP is forfeited, cancelled, expired or terminated before becoming vested, paid, exercised, converted or otherwise settled in full, that number of shares shall again be available under the 2014 LTIP for the grant of future awards.

The 2014 LTIP replaces the Company’s 2010 LTIP and the Company’s 2008 Equity Incentive Plan (previously a Citizens South Banking Corporation plan), and no further awards may be made under these plan. Unless earlier terminated by the Board, the 2014 LTIP will terminate on May 23, 2024, after which date no new awards may be granted under the 2014 Plan.

The 2014 LTIP is described in greater detail in Proposal 2 in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 14, 2014. The description of the 2014 LTIP herein and the summary of the 2014 LTIP in the proxy statement are qualified in their entirety by reference to the full text of the 2014 LTIP, which is filed as Exhibit 10.1 to this report and is incorporated herein by reference. In addition, forms of award agreements for certain types of awards that may be made under the 2014 LTIP are filed as Exhibits 10.2, 10.3 and 10.4 to this report and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 22, 2014, the Company held its 2014 Annual Meeting of Shareholders (the “Annual Meeting”).  The following are the voting results on each matter submitted to the Company’s shareholders at the Annual Meeting.

Proposal 1: The Company’s shareholders elected the following four directors, to serve for terms expiring at the Company’s Annual Meeting of Shareholders in 2017 or until such director’s earlier resignation or retirement or until a successor is duly elected and qualifies to serve.

Name	For	Withheld	Broker Non-Votes
Walter C. Ayers.	36,659,563	216,575	3,783,149
Jean E. Davis	36,665,371	210,767	3,783,149
Jeffrey S. Kane	36,667,696	208,442	3,783,149
Kim S. Price	35,981,292	894,846	3,783,149

Proposal 2: The Company’s shareholders approved the Park Sterling Corporation 2014 Long-Term Incentive Plan.

For	Against	Abstentions	Broker Non-Votes
36,673,499	4,103,617	99,022	3,783,149

Proposal 3: The Company’s shareholders ratified the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

For	Against	Abstentions	Broker Non-Votes
40,477,215	160,812	21,260	N/A

Proposal 4: The Company’s shareholders adopted a nonbinding, advisory resolution approving the compensation of the Company’s named executive officers.

For	Against	Abstentions	Broker Non-Votes
33,985,128	2,584,373	306,637	3,783,149

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

10.1	Park Sterling Corporation 2014 Long-Term Incentive Plan, incorporated by reference to Exhibit 10.1 of the Company’s Registration Statement on Form S-8 (File No. 333-196173)

10.2	Form of Employee Restricted Stock Award Agreement (Time-Vesting) under the 2014 Long-Term Incentive Plan

10.3	Form of Non-Employee Director Restricted Stock Award Agreement (Time-Vesting) under the 2014 Long-Term Incentive Plan

10.4	Form of Employee Nonqualified Stock Option Award Agreement under the 2014 Long-Term Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2014

PARK STERLING CORPORATION

By:	/s/ David L. Gaines
David L. Gaines
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Park Sterling Corporation 2014 Long-Term Incentive Plan, incorporated by reference to Exhibit 10.1 of the Company’s Registration Statement on Form S-8 (File No. 333-196173)

10.2	Form of Employee Restricted Stock Award Agreement (Time-Vesting) under the 2014 Long-Term Incentive Plan

10.3	Form of Non-Employee Director Restricted Stock Award Agreement (Time-Vesting) under the 2014 Long-Term Incentive Plan

10.4	Form of Employee Nonqualified Stock Option Award Agreement under the 2014 Long-Term Incentive Plan